SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K



                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                   The Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported) May 10, 2004

                                  CALBATECH
               (Name of Small Business issuer in its charter)

        Nevada                       000-33039               86-0932112
(State or other jurisdiction   (Commission file No.)      (IRS Employer
of incorporation or                                       Identification No.)
organization)



              15375 Barranca Parkway, I-101 Irvine, CA 92618
        (Address of principal executive offices including zip code)

                              (949) 450-9910
           (Registrant's telephone number including area code)

ITEM 8.01 Other Events

     On May 27, 2005 CalbaTech, Inc. (the "Company") completed a financing involving the sale of $2,000,000 in secured convertible notes. The notes are to be purchased in three traunches: the first traunche is in the amount of $800,000, which the Company is to receive on execution of definitive investment agreements; the second traunche in the amount of $600,000 upon the filing of a registration statement with the Securities and Exchange Commission; and the third traunche in the amount of $600,000 upon the effectiveness of the registration statement. The financing was obtained through The NIR Group of New York.

      Under the terms of the notes, the unpaid principal balance of notes, together with any accrued interest thereon, are due and payable three years after the date of issuance. The unpaid principal balance on the notes that were purchased on April 27, 2005 is due on April 27, 2008. Interest is payable on the notes at 10% per annum, payable quarterly in cash, with eight months of interest payable up front.

      The notes are secured by the Company's assets, including the Company's inventory, accounts receivable and intellectual property. The notes are also convertible. The Purchasers have the right to convert their notes at any time into shares of the Company's common stock. The conversion price of the notes is equal to the lesser of (i) $.14 and (ii) the average of the three lowest trading prices during the 20 trading days immediately prior to the conversion date discounted by 50%. However, in no event are the Purchasers allowed to convert any portion of their notes in excess of that portion of the notes upon conversion of which the sum of the number of shares beneficially owned by the Purchasers and the number of shares issuable upon conversion of the portion of the notes with respect to which such determination is being made, would result in beneficial ownership by each of the Purchasers of more than 4.99% of the Company's outstanding common shares.

     The Company has a call option under the terms of the notes.
The call option provides the Company with the right to prepay all of the outstanding notes at any time, provided there is no event of default by the Company and the Company's stock is trading at or below $.15 per share. An event of default includes the failure by the Company to pay the principal or interest on the notes when due or to timely file a registration statement as required by the Company or obtain effectiveness with the Securities and Exchange Commission of the registration statement. Prepayment of the notes is to be made in cash equal to either (i) 125% of the outstanding principal and accrued interest for prepayments occurring within 30 days following the issue date of the notes; (ii) 135% of the outstanding principal and accrued interest for prepayments occurring between 31 and 60 days following the issue date of the notes; and (iii) 150% of the outstanding principal and accrued interest for prepayments occurring after the 60th day following the issue date of the notes.

     The Company's right to repay the notes is exercisable on not less than ten trading days prior written notice to the Purchasers.
For notice purposes, a trading day is any day on which the Company's common stock is traded for any period on the OTC Bulletin Board. Notwithstanding the notice of prepayment, the Purchasers have the right at all times to convert all or any portion of the notes prior to payment of the prepayment amount.

     The Company also has a partial call option under the terms of the notes in any month in which the current price of its common stock is below the initial market price of $.1647. Under the terms of the partial call option, the Company has the right to pay the outstanding principal amount of the notes plus one-month's interest for that month, which will stay any conversions of the notes by the Purchasers for that month. The principal amount of the notes to be repaid is determined by dividing the then outstanding principal amount of the notes by the maturity of the notes in months, or 36.

     As further consideration to the Purchasers of the notes, the Company is required to issue warrants to the Purchasers to acquire an aggregate of 12,143,290 shares of the Company's common stock, with 6,071,645 shares of the Company's common stock at an exercise price of $.20 per share and 6,071,645 shares of the Company's common stock at an exercise price of $.35 per share, for a total further amount of investment of $3,339,404. The warrants will have a five- year term from the date of issuance, with cashless exercise permitted in the event there is not an effective registration statement registering the warrants. The Company is required to have authorized, and reserve for the purpose of issuance, a sufficient number of shares of its common stock to provide for the full conversion or exercise of the outstanding notes and warrants and the issuance of its common shares in connection therewith (based on the conversion price of the notes and exercise price of the warrants in effect from time to time) and as otherwise required by the notes.

     The Company is required to register the shares of its common stock issuable upon the conversion of the notes and the exercise of the warrants. The registration statement must be filed with the SEC within 45 days of the closing date and the effectiveness of the registration is to be within 100 days of such closing date. Penalties of 2% of the then outstanding principal balance of the notes plus accrued interest are to be applied for each month the registration is not effective within the required time. The penalty may be paid in cash or stock at the option of the Company.

     The Company intends to use the proceeds from the financing for sales and marketing, acquisition of capital equipment, acquisition capital and working capital.

ITEM 9.01 Financial Statements and Exhibits

     (c)      Exhibits

10.11        Securities  Purchase Agreement with AJW Partners,  LLC, AJW
             Offshore,   Ltd.,  AJW  Qualified  Partners,  LLC and  New
             Millennium Capital Partners II, LLP (the "Purchasers")

10.12        Form of Callable Secured  Convertible Note with AJW
             Partners,  LLC

10.13        Form of Callable Secured  Convertible Note with AJW
             Offshore,   Ltd.

10.14        Form of Callable Secured  Convertible Note with AJW
             Qualified  Partners,  LLC

10.15        Form of Callable Secured  Convertible Note with New
             Millennium Capital Partners II, LLP

10.16        Form of Stock Purchase Warrant with AJW Partners,  LLC

10.17        Form of Stock Purchase Warrant with AJW Partners,  LLC

10.18        Form of Stock Purchase Warrant with AJW Offshore,   Ltd.

10.19        Form of Stock Purchase Warrant with AJW Offshore,   Ltd.

10.20        Form of Stock Purchase Warrant with AJW  Qualified
             Partners,  LLC

10.21        Form of Stock Purchase Warrant with AJW  Qualified
             Partners,  LLC

10.22        Form of Stock Purchase Warrant with New Millennium Capital
             Partners II, LLP

10.23        Form of Stock Purchase Warrant with New Millennium Capital
             Partners II, LLP

10.24        Registration Statement with the Purchasers

10.25        Security Agreement with the Purchasers

10.26        Intellectual Property Security Agreement with the Purchasers

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated: June 3, 2005                    CalbaTech, Inc.

                                       /s/ James DeOlden
                                       James DeOlden, Chief Executive Officer